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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________



                                    FORM 8-K

                               _________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                         JUNE 14, 1999 (JUNE 11, 1999)
                Date of Report (Date of Earliest Event Reported)



                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)


             VIRGINIA                             000-25060                            52-1889548
   ----------------------------           ---------------------------           --------------------------
   (State or other jurisdiction              (Commission File No.)                   I.R.S. Employer
        of incorporation)                                                          (Identification No.)


                            12301 OLD COLUMBIA PIKE
                         SILVER SPRING, MARYLAND 20904
                    (Address of principal executive offices)


                                 (301) 680-4343
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On June 11, 1999, Humphrey Hospitality Trust, Inc. ("Humphrey Hospitality") and Supertel Hospitality, Inc. ("Supertel") issued a press release announcing that the companies had executed an Agreement and Plan of Merger, whereby Supertel will merge with and into Humphrey Hospitality. The press release and Agreement and Plan of Merger are filed as exhibits hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

         The following exhibits are filed herewith:

                       Exhibit                     Description
                       -------                     -----------
                       99.1                        Press release dated June 11, 1999.
                       99.2                        Agreement and Plan of Merger by and between Supertel Hospitality, Inc.
                                                     and Humphrey Hospitality Trust, Inc.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HUMPHREY HOSPITALITY TRUST, INC.



Date: June 14, 1999                By: /s/ James I. Humphrey, Jr.
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                                         James I. Humphrey, Jr.
                                         President and Chief Executive Officer
                                         (Principal Executive, Financial and
                                           Accounting Officer)






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                                 EXHIBIT INDEX


         Exhibit                                    Description
         -------                                    -----------
         99.1                                      Press release dated June 11, 1999
         99.2                                      Agreement and Plan of Merger by and between Supertel Hospitality, Inc.
                                                       and Humphrey Hospitality Trust, Inc.





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